SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant : [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                           Fremont Mutual Funds, Inc.

                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies

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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule -11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         [ ] Check box if any part of the fee is offset as  provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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         (1) Amount previously paid:

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         (2) Form, Schedule or Registration no.:
                                    Schedule 14A; 33-23453; 811-05632

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         (3) Filing Party: Fremont Mutual Funds, Inc.

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         (4) Date Filed: January 28, 1998

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


                                 INDEX OF FILING


I.       Documents for Fremont International Growth Fund

         1.        Shareholder Letter for Fremont International Growth Fund

         2.        Fremont International Growth Fund Proxy Statement

         3.        Exhibits to Fremont International Growth Fund Proxy Statement

                           a. Exhibit A - Investment Advisory Agreement and Administrative Services Agreement

                           b. Exhibit B - Investment Management Agreement (Sub-Advisory Agreement)

                           c.   Exhibit C - 12b-1 Share Marketing Plan

         4.        Proxy Voting Card


II.      Documents for Fremont Emerging Markets Fund

         1.        Shareholder Letter for Fremont Emerging Markets Fund

         2.        Fremont Emerging Markets Fund Proxy Statement

         3.        Exhibits to Fremont Emerging Markets Fund Proxy Statement

                           a.   Exhibit A - 12b-1 Share Marketing Plan

         4.        Proxy Voting Card

                              IMPORTANT PROXY VOTE
               FOR FREMONT INTERNATIONAL GROWTH FUND SHAREHOLDERS.
                        PLEASE READ AND RESPOND PROMPTLY.


                                                       January 28, 1998

Dear Shareholder:

I am writing to inform you of a Special Meeting of Shareholders of the Fremont International Growth Fund that will be held on February 27, 1998. The purpose of this meeting is to vote on four significant proposals concerning the Fund. As a shareholder, you have the opportunity to voice your opinion on these matters that affect your Fund. Please read the enclosed materials and cast your vote on the proxy card.

The Fremont Board of Directors recommends that each of the proxy proposals presented below be approved and adopted by Fremont International Growth Fund shareholders. For your convenience, we have briefly outlined the four proxy proposals you are being asked to vote on:

1) Change of Manager: The Board of Directors of the Fund has decided to strengthen the Fund's competitiveness by recommending that a new sub-advisor, Capital Guardian Trust Company, be retained to manage the Fund. Capital Guardian--a Los Angeles based investment manager with over 240 investment professionals in 10 international research offices--brings an excellent performance track record and extensive investment management experience to the Fund.

2) Changes to the Fee Schedule: In an effort to improve disclosure of fees, the fee schedule will also be changed. Note: This will not increase the total expense ratio of the Fund. With shareholder approval, the expenses will be changed from a unified fee arrangement with a 1.50% expense ratio to an allocated arrangement with the following fee schedule: Management fee-- 1.00%, Administrative fee --.15%, Other fee --.10%, and a new 12b-1 Marketing fee --.25%. The total fees for the fund will continue to be capped at 1.50%, until at least October 31, 1999.

3) Implementation of 12b-1 Distribution Fee: Going forward, the Fund will institute a .25% distribution fee. This fee will be used to cover the costs to actively distribute the Fund.

4)       Multi-Manager  Exemption:   Fremont  Investment  Advisors,  Inc.,  (the
         "Advisor") is responsible to the shareholders for the selection and oversight of portfolio managers and sub-advisors for the Fremont Funds. Currently, the Advisor may employ, terminate, or change portfolio managers for the Fund only with shareholder approval. The Advisor is requesting shareholder approval of a proposal to amend the Fund's investment advisory agreement, which will permit the Advisor to hire sub-advisors for the Fund or modify subadvisory agreements without a shareholder vote. Implementing this policy could benefit shareholders by reducing fund expenses, allowing for more timely sub-advisor changes when warranted and improving operating efficiencies.

Voting by mail is quick and easy. Everything you need is enclosed. We encourage you to exercise your rights as a shareholder and vote promptly. To cast your vote, simply complete the proxy card and return it in the enclosed postage-paid envelope no later than February 20. Or, if you would like to vote in person, you may do so at the special shareholder meeting that will take place at 9:00 a.m. on Friday, February 27, 1998 in the main conference room on the 26th Floor of 333 Market Street, San Francisco.

                                            (over, please)

If you have any questions about any of these materials, please call us at (800) 548-4539 ( press 1). Thank you for your participation and for investing with Fremont Mutual Funds.

Sincerely,




Michael H. Kosich
President



P.S. Your vote is important, so please make sure that you complete the enclosed proxy and mail it back to us in the postage-paid envelope before the February 20 response deadline.

                           FREMONT MUTUAL FUNDS, INC.

                        FREMONT INTERNATIONAL GROWTH FUND

                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 27, 1998

         A Special Meeting of Shareholders (the "Meeting") of the FREMONT INTERNATIONAL GROWTH FUND (the "Fund") will be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on February 27, 1998 at 10:00 a.m. for the following purposes:

         1. To consider and act upon the approval of a new investment advisory agreement between Fremont Mutual Funds, Inc. and Fremont Investment Advisors, Inc., the investment manager of the Fund.

         2. To consider and act upon the approval of a new investment subadvisory agreement between (i) Fremont Mutual Funds, Inc.,
                  (ii) Fremont Investment Advisors, Inc., the investment manager of the Fund, and (iii) Capital Guardian Trust Company.

         3. To consider and act upon the approval and adoption of a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended.

         4. To consider and act upon the approval of a proposal to permit Fremont Investment Advisors, Inc. to hire and terminate subadvisers or modify subadvisory agreements without shareholder approval.

         5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on January 15, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

                                           By order of the Board of Directors

                                           Tina Thomas, Secretary

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     IT IS  IMPORTANT  THAT YOUR  SHARES BE  REPRESENTED  AT THE MEETING IN
     PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

San Francisco, California
January 28, 1998

                           FREMONT MUTUAL FUNDS, INC.

                        FREMONT INTERNATIONAL GROWTH FUND

                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105

                                 (800) 548-4539


                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 27, 1998



                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company"), on behalf of the Fremont International Growth Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on February 27, 1998 at 10:00 a.m. (the "Meeting") and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         The costs of preparing, printing, mailing and soliciting the proxies will be borne equally by Fremont Investment Advisors, Inc. (the "Investment Manager") and the Fund. In addition, certain officers, directors and employees of the Investment Manager and officers and directors of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. ADP Investor Communication Services has been retained at its customary rates to solicit proxies.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, broker non-votes are disregarded in determining "votes cast" when the voting requirement is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940 as amended (the "1940 Act") (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of the Fund is necessary to approve the Fund's new investment advisory agreement (Proposal I), to approve the Fund's new investment subadvisory agreement (Proposal II), to approve the adoption of a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act (Proposal III) and to approve an arrangement to permit the Investment Manager to hire and terminate subadvisers or modify subadvisory agreements without shareholder approval (Proposal IV).

         In the event that insufficient votes in favor of any of the items to be considered at the Meeting are received by the time scheduled for the Meeting, the Meeting may be held for the purpose of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to any proposals for which sufficient votes had not been received. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that they are required to vote against such proposal.

         Since the four Proposals are intrinsically related to one another, in the event one or more of the Proposals are not approved by shareholders, the Board of Directors, in its discretion, may decide not to implement any approved Proposal until the time when all four Proposals were approved if the Board determines that delaying such implementation is in the best interests of shareholders.

         The Board of Directors of the Company knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The Board of Directors of the Company has fixed the close of business on January 15, 1998 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had 3,621,619 outstanding shares, each with a par value of $0.0001 per share.

         The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about January 28, 1998.

         As of the Record Date, Fremont Investors, Inc.'s pension plan owned of record 5.2% of the outstanding shares of the Fund. As of the Record Date, to the best knowledge of the Fund, no other person owned of record or beneficially more than 5% of the outstanding shares of the Fund.

                                   BACKGROUND

         The Investment Manager is seeking shareholder approval to make certain changes to the Fund's operations and fee structure. Since the Fund commenced operations on March 1, 1994, the Fund has had limited success in attracting sufficient assets to allow the Investment Manager to operate the Fund at a cost-efficient level. As a result, the Investment Manager has proposed several changes which the Investment Manager believes would assist in increasing the Fund's assets (and thereby lower expenses on a per share basis over the long term). The first proposed change would modify the Fund's current unitary fee structure and replace it with an itemized fee structure, but without any increase in total operating cost -- i.e., a structural change with no economic change. Such a change would bring the Fund's fee structure in line with most other mutual funds advised by the Investment Manager. The second change would be to approve the appointment of an investment subadviser with recognized expertise in international growth investment to subadvise the Fund. The Investment Manager has proposed, and the Board preliminarily approved, that Capital Guardian

Trust Company ("Capital Guardian"), an investment management firm with $65 billion in assets under management and currently the subadviser to three mutual funds that invest in international securities as the subadviser to the Fund. The Investment Manager believes that Capital Guardian, with its expertise in international investments, would be able to provide excellent portfolio management for the Fund. The Investment Manager also believes that if the subadviser produces improved investment results, more assets will be attracted to the Fund. The third proposed change would allow the Investment Manager to change subadvisers and modify subadvisory agreements without approval of the Fund's shareholders (as discussed in Proposal II and Proposal IV). As a fourth proposed change, the Investment Manager also proposes the adoption of a Rule 12b-1 distribution plan whereby a certain amount of the Fund's assets would be used in marketing and distribution activities for the Fund.


                                   PROPOSAL I


      TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND TO CHANGE
              THE FUND'S FEE STRUCTURE FROM A UNITARY FEE STRUCTURE
                          TO AN ITEMIZED FEE STRUCTURE

         The Investment Manager currently provides investment advisory services to the Fund pursuant to an Investment Advisory and Administrative Services Agreement (the "Current Agreement"). The Investment Manager, located at 333 Market Street, 26th Floor, San Francisco, California 94105, has advised the Fund since its inception. The Investment Manager currently has $1.7 billion of assets under management. Under the Current Agreement, the Fund pays the Investment Manager an all-inclusive unitary management fee at an annual rate of 1.50% of the Fund's average daily net assets, and the Investment Manager in turn is responsible for providing investment advisory and administrative services as well as paying all of the Fund's other ordinary operating expenses. This Proposal I seeks shareholders' approval for a new Investment Advisory Agreement (the "New Agreement") that would modify the current contractual management fee arrangement between the Fund and the Investment Manager by (i) replacing the all-inclusive unitary fee structure with a fee structure under which the Fund (rather than the Investment Manager) would pay all of its expenses, including its administrative expenses and other operating expenses and (ii) reducing the management fee rate from 1.50% of the Fund's average daily net assets to 1.00% of the Fund's average net assets.

Comparison of the Current Agreement and the New Agreement

         The initial shareholder of the Fund last approved the Current Agreement shortly before the Fund commenced operation on March 1, 1994.The Board of Directors of the Company, including a majority of the "disinterested" Directors, most recently approved continuation of the Current Agreement on November 14, 1997. Under the Current Agreement, the Investment Manager is entitled to receive from the Fund an all-inclusive unitary management fee of 1.50% of the average daily net assets of the Fund.

         The New Agreement for the Fund is identical in all material respect to the Current Agreement except that the New Agreement would change the fee structure as well as the effective and termination dates and would add a recapture period for waived fees and expenses as further discussed below. A form of the New Agreement is attached to this Proxy Statement as Exhibit A. The following description of the New Agreement is only a summary. You should refer to Exhibit A for the complete New Agreement.

         Under the New Agreement, the Investment Manager would oversee the subadviser's provision of investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940 as amended and the rules thereunder, the governing documents of the Company, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board of Directors.

         Section 15 of the 1940 Act prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for the Investment Manager to continue advising the Fund under the New Agreement, the shareholders of the Fund must approve the New Agreement.

         If approved by shareholders, the New Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Company's Board of Directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Directors who are not parties to the New Agreement or interested persons of the Company or of any such party. The New Agreement provides that it may be terminated at any time, without penalty, by either party upon 30-days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Directors of the Company, or by a vote of holders of a majority of the shares of the Company.

         The advisory fee for both the Current Agreement and the New Agreement are both expressed as an annual percentage of the Fund's average net assets, calculated daily and paid monthly. Under the Current Agreement, the Fund pays the Investment Manager a 1.50% all-inclusive fee (also called a unitary fee), and the Investment Manager provides investment advisory services, administrative services and pays all of the Fund's other expenses except for certain extraordinary expenses. The Investment Manager is entitled to receive this amount regardless of whether the actual expenses of the Fund are more or less than this amount. Under the New Agreement, the Fund would pay the Investment Manager a 1.00% Management Fee that is not all-inclusive; the Fund would pay separately for all of the other expenses. However, the Investment Manager has agreed to cap all ordinary Fund advisory and operating expenses at the current unitary fee rate of 1.50% per annum until October 31, 1999. The following is a comparison of the fee structure under the Current Agreement and the New Agreement.


                                   Current Agreement               New Agreement
Management Fee                         1.50%                         1.00%
Administrative Fee                     None                          0.15%
12b-1 Fee                              None                          0.25%*
Other Expenses                         None                          0.10%**
Total Operating Expenses               1.50%                         1.50%**

         * The 12b-1 Fee will be imposed only if Proposal III is approved by the shareholders of the Fund.

         ** The Investment Manager anticipates waiving fees and reimbursing the Fund for other expenses in order to limit total operating expenses of the Fund to 1.50% of average daily net assets through the end of the Fund's fiscal year ending October 31, 1999. Absent such reduction, actual total fund operating expenses is estimated to be at 1.78% of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Investment Manager, the Investment Manager may elect to recapture such amounts subject to the following conditions: the Investment Manager must request reimbursement within three years from the year in which the initial waiver and/or reimbursement is made, and the Board of Directors must approve the reimbursement, and the Fund must be able to make the reimbursement and still stay within the then current operating expense limitation.

         Although  the  Investment  Manager  is not  required  to do so, the New
Agreement permits the Investment Manager to reimburse the Fund to the extent necessary so that the Fund's ratio of operating expenses to average net assets will not exceed the voluntary expense limit of 1.50%. The Current Agreement does not have an expense limit because in a unitary fee structure, the Investment Manager is responsible for paying all expenses of the Fund. The expense limit under the New Agreement is voluntary on the part of the Investment Manager. The Investment Manager may remove these limitations at any time after October 31, 1999 by amending the prospectus and notifying shareholders. Shareholders should note that even though the Investment Manager has agreed to limit expenses to 1.50% through the end of fiscal year 1999 (which ends on October 31, 1999) the Investment Manager is under no obligation to continue the voluntary waiver after the end of that period. If the Investment Manager ceases to continue such waiver after that date, and if the Fund's actual total operating expenses exceed the 1.50% limit, the total operating expenses of the Fund will increase. Furthermore, unlike the existing arrangement, fee waived and expenses reimbursed by the Investment Manager are subject to recapture by the Investment Manager within three years from the year in which the waiver and/or reimbursement is made if certain conditions as set forth above in the footnote to the fee table are satisfied. Similarly, if the Fund increases to a size where its annual operating expenses are below 1.50% of average net assets (including payment of any requested reimbursement to the Investment Manager), then shareholders will receive the entire benefit of such reduced operating costs.

         Both the New Agreement and the Current Agreement provide that the Investment Manager would have no liability to the Fund or any shareholder of the Fund for any act or omission in connection with rendering services under the respective agreements, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager of its duties under the agreements ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the Investment Company Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Agreement, like the current Agreement, provides that the Fund shall indemnify the Investment Manager and its employees, officers and directors from any liability arising from the Investment Manager's conduct under the New Agreement, except for Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

         During the fiscal year ended October 31, 1997, the Investment Manager earned $618,000 in advisory fees under the Current Agreement. If the New
Agreement and the related new fee structure had been in place during that period, the Investment Manager would have earned $411,717 in advisory fees under the New Agreement. During the fiscal year ended October 31, 1997, no brokerage commission was paid to any affiliated broker.

Benefits to Shareholders

         The following are the main reasons why the Investment Manager proposed the change of fee structure:

         (1) Improve Disclosure of Expenses. An all-inclusive unitary fee structure does not provide a detailed breakdown of itemized fees. By commingling all fees of the Fund under one single fee number, it is more difficult for the Board of Directors to evaluate the fairness, reasonableness and competitive nature of the fees. The Board of Directors historically has used various types of financial analysis and other approaches to try to determine whether the fee requested by the Investment Manager is fair and reasonable as compared to the industry average but over time has found it increasingly difficult to do so on an accurate basis. The Investment Manager believes a unitary number also may confuse shareholders as to the true management fee paid to the Investment Manger for investment advisory services and does not provide shareholders as much detailed information as shareholders increasingly demand. By itemizing each major category of expenses for the Fund, the new fee structure would make each fee item more transparent to the Directors and shareholders. It is expected that such additional disclosure would assist the Board in carrying out its fiduciary duties and to help shareholders in their understanding of the costs of investing in the Fund.

         (2) Enhance comparability of Expense with Other Mutual Funds. The Investment Manager believes that by providing a detailed breakdown of each item of expense, shareholders would be in a better position to compare the Fund's expense structure with other mutual funds. By changing to an itemized structure, shareholders would be able to better compare the Fund's expense structure with other mutual funds.

         (3) Potential Reduction in Expenses. As noted in Proposal III below, the Investment Manager is proposing the adoption of a Rule 12b-1 Plan to improve the marketing of the Fund's shares which is expected to result in increased asset size and reduce per share total operating expenses for the Fund. Without changing the fee structure of the Current Agreement, the imposition of a 12b-1 fee on the Fund at the rate of 0.25% (1/4 of 1%) of the Fund's average annual net assets would have the effect of increasing the Fund's total operating expense to 1.75%. The Investment Manager has agreed to reduce its fees in order to maintain the total operating expenses of the Fund at the 1.50% level until October 31, 1999 under the proposed non-unitary fee arrangement, thus making it possible for the Fund would be in a position to add a new 12b-1 Plan without increasing the total fees to be paid by shareholders.

Evaluation by the Board of Directors

         On December 17, 1997, the independent directors of the Company's Board met and discussed the proposal and evaluated the terms of the New Agreement. After careful consideration, the Board decided to preliminarily approve the proposed New Agreement and to submit the proposed New Agreement to shareholders for approval, subject to the Board's final approval at an in-person meeting, which is expected to occur after the date the proxy materials were to be mailed to shareholders but before the shareholder meeting date. (Currently scheduled to be on January 30, 1998.) If the Board fails to approve this Proposal I in its January 30, 1998 meeting, this Proposal I will be withdrawn from the shareholders' meeting.

         In preliminarily approving the New Agreement, the Board considered various factors, including (1) the improved disclosure of itemized expenses of the Fund, (2) the enhanced ability of for the Directors and shareholders to compare the Fund's per-item expense ratios to other mutual funds (e.g. better comparison of management fees, which under the New Agreement will be specified as a separate item instead of being an aggregate number), (3) the reduction in Management Fee which allows the Fund to add a 12b-1 Plan without causing an increase in total Fund operating expense, and (4) the fact that the Investment Manager would no longer be responsible to pay all of the Fund's other operating expenses. In determining to preliminarily recommend that shareholders of the Fund vote to approve the New Agreement as being in the best interest of the Fund's shareholders, the Board gave substantial weight to management's representations and its conclusion that the improved disclosure would result in a more transparent fee disclosure and thereby better allow both the Board and the shareholders to compare the true expenses of the Fund with other mutual funds.

         Accordingly, after consideration of the above, and such other factors and information as it deemed relevant, the Board of Directors, including all of the directors who are not interested persons (as such term is defined by the 1940 Act), preliminarily approved the New Agreement and voted to recommend its approval to the Fund's shareholders, subject to the Directors' formal approval in an in-person meeting prior to the shareholders' meeting.

         The Board of Directors recommends that shareholders vote "FOR" the proposal to approve the New Agreement to change the Fund's fee structure from a unitary fee structure to an itemized expense structure. If the shareholders of the Fund do not approve this Proposal, the Current Agreement will continue.

                                   PROPOSAL II

              TO CONSIDER A NEW SUBADVISORY AGREEMENT FOR THE FUND

         Currently, the Investment Manager provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the as defined above the "Current Agreement"). The Current Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Investment Manager has recommended to the Board of Directors that the Fund retain Capital Guardian Trust Company (as defined above, "Capital Guardian") to serve as the investment subadviser for the Fund. The form of Portfolio Management Agreement to be entered among the Fund, the Investment Adviser and Capital Guardian (the "Subadvisory Agreement") is attached as Exhibit B. THE SUBADVISORY AGREEMENT WILL NOT IN ANY MANNER INCREASE THE FEES OTHERWISE INCURRED BY FUND SHAREHOLDERS.

         Section 15 of the 1940 Act prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for Capital Guardian to provide investment subadvisory services to the Fund, the shareholders of the Fund must approve the new Subadvisory Agreement.

         The Subadvisory Agreement, if approved by the Fund's shareholders, will commence on or about March 1, 1998, following the approval of the Subadvisory Agreement by the shareholders. Thereafter, the Subadvisory Agreement will remain in effect for two years and will continue in effect thereafter successive for annual periods if and so long as such continuance is specifically approved by
(a) the Board of Directors or (b) a Majority Vote of the Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the directors who are not "interested persons" by vote cast in person at a meeting called for the purpose of voting on such approval. If the Subadvisory Agreement is not approved by shareholders, the Investment Manager will continue to manage the Fund's assets directly until alternative arrangements can be made.

The Investment Subadviser

         Capital Guardian, located at One Market, Steuart Towers, Suite 1800, San Francisco, California will, upon approval by the Board and the shareholders, serve as the Fund's investment subadviser in conformity with the Fund's investment objectives and policies.

         Capital Guardian is a wholly-owned subsidiary of The Capital Companies, Inc., a non-operating holding company for a group of companies involved in providing investment management for institutions around the world. The Capital organization is one of the oldest major financial service firms in the United States, dating back to 1931. Capital Guardian was chartered in 1968 under the California State banking laws as a non-depository trust company. Its principal business is providing investment management services, including international investment management services to a limited number of large institutional clients such as employee benefit funds, public funds, foundations, and endowment funds. Capital Guardian has been managing domestic equity assets since its founding in 1968, and now manages over $65 billion for institutional investors, including over $28 billion in non-U.S. equity assets. The Capital organization's commitment to international research and investing dates back to 1955 when its sister company, Capital Research and Management Company, established an international investment capability. The Capital organizations first non-U.S. office was established in Geneva in 1962. The Capital organization currently spends over $100 million annually on research. Capital Guardian has managed international portfolios since 1978.

         Capital Guardian's principal executive officers and directors are shown below. The address of each as it relates to his/her duties of Capital Guardian is the same as that of Capital Guardian.

Name                            Position with Company
----                            ---------------------

David I. Fisher                 Chairman and Director

Robert Ronus                    President and Director

John H. Seiter                  Vice President-Client Relations and Marketing
                                and Director

Eugene P. Stein                 Executive Vice President and Director

Andrew F. Barth                 Director

Michael D. Beckman              Director

Larry P. Clemmensen             Director

Roberta A. Conroy               Director

William H. Hurt                 Director

Nancy J. Kyle                   Director

Karin L. Larson                 Director

D. James Martin                 Director

John McIlwraith                 Director

James R. Mulally                Director

Jason M. Pilalas                Director

Theodore R. Samuels             Director


The Subadvisory Agreement

         Pursuant to the new Subadvisory Agreement among Capital Guardian, the Investment Manager and the Fund, Capital Guardian will be retained to manage the investments of the Fund and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies. The Subadvisory Agreement for the Fund was discussed and preliminarily approved by the Company's Board of Directors on December 17, 1997. Final approval of the Board of Directors is expected to be given at the next meeting of the Board of Directors, which is scheduled for January 30, 1998. The new Subadvisory Agreement provides that the Investment Manager (not the Fund) shall pay to Capital Guardian 0.75% of the first $25 million of Fund average daily net assets, 0.60% of the next $25 million, 0.425% of the next $200 million and 0.375% of such assets in excess of $250 million.

         The new Subadvisory Agreement gives Capital Guardian discretion with respect to brokerage orders for the Fund's portfolio securities transactions. Capital Guardian will seek to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, Capital Guardian may direct transactions to those broker-dealers who provide research, statistical and other information to the Fund or the subadviser or who provide assistance with respect to the distribution of Fund shares.

         The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations thereunder and violation of any applicable law or regulations, Capital Guardian is not liable to the Fund or any of the Fund's shareholders for any act or omission by Capital Guardian in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders, and that the Fund will indemnify Capital Guardian subject to the requirements of the 1940 Act.

         The Subadvisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Company's Board of Directors or a majority of the outstanding voting securities of the Fund or by Capital Guardian, on 30 days' written notice.

Benefits To Shareholders

         The Board has identified the following benefits which the shareholders are anticipated to realize as a result of the new Subadvisory Agreement:

         (1) The Fund would benefit from the high quality of global investment management services that can be provided by Capital Guardian. As discussed above, Capital Guardian has extensive experience in international investments and currently advises three mutual funds investing in international equity securities. Given the Fund's investment focus in the international area, the Investment Manager believes that Capital Guardian would be able to provide valuable investment advisory services to the Fund and its shareholders.

         (2) The advisory fees charged to the Fund will not increase as a result of approving the Subadvisory Agreement. Even though, under the Subadvisory Agreement, both the Investment Manager and Capital Guardian would be involved in providing advisory services to the Fund, the Investment Manager (and not the Fund nor its shareholders) is responsible for paying Capital Guardian's fees. Therefore, under this arrangement, shareholders would receive an increased level of advisory services without incurring any additional expense.

Evaluation by the Board of Directors

         On December 17, 1997, the independent directors of the Company's Board met and discussed the proposed new subadvisory arrangement and its possible effect on the Fund and evaluated the Subadvisory Agreement. In evaluating the proposed new subadvisory arrangement, the Board reviewed materials furnished by Capital Guardian relevant to its decision. Those materials included information regarding Capital Guardian, its affiliates, personnel, operations, financial condition, global research capabilities, investment philosophy, method of managing portfolios and long-term experience and investment results in global investing. Management of the Company indicated that based on its separate review of Capital Guardian, including its view of materials relating to Capital Guardian, it was recommending to the Board that the Fund retain Capital Guardian as the subadviser to the Fund. The Board considered the potential benefits to shareholders. In its deliberations, the Board considered, among other things, the terms of the proposed Subadvisory Agreement and Capital Guardian's long-term experience and investment results in global investing, its global research organization, its investment philosophy and the low turnover of its investment professionals. In addition, the Board reviewed and discussed the terms and provisions of the Subadvisory Agreement and compared fees and expenses under the Subadvisory Agreement with those paid by other investment companies.

         In determining to recommend that shareholders of the Fund vote to approve the Subadvisory Agreement as being in the best interest of the Fund's shareholders, the Board gave substantial weight to management's assurances that the estimated expenses to be incurred by the Fund after the execution of the Subadvisory Agreement will not be greater than those that would otherwise be incurred by the Fund. The Board was also persuaded that Capital Guardian's expertise in international investing would bring a substantial benefit to the Fund.

         Accordingly, after consideration of the above, and such other factors and information as it deemed relevant, the Board of Directors, including a majority of the directors who are not interested persons (as such term is defined by the 1940 Act), preliminary approval the appointment of Capital Guardian and voted to recommend the approval of Capital Guardian to the Fund's shareholders. On January 30, 1998, the Board is expected to formally approve Capital Guardian as Subadviser.

         The Board of Directors recommends that shareholders vote "FOR" the proposal to permit Capital Guardian to serve as the Fund's subadviser.


                                  PROPOSAL III

          APPROVAL OR DISAPPROVAL OF A RULE 12b-1 PLAN OF DISTRIBUTION

         As part of the restructuring of the Fund, the Board of Directors is recommending that the Fund adopt a Rule 12b-1 Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act in order to provide a mechanism to finance broader distribution of the Fund. In reaching a recommendation in favor of adoption of the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties as Directors, that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Board of Directors believes that expenditure of the Fund;s assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Directors make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, the costs to and expenses incurred by the Investment Manager pursuant to the Plan and the purposes underlying such cash and expenditures must be reported quarterly to the Board of Directors for its review. In addition, the selection and nomination of those Directors who are not interested persons of the Company are committed to the discretion of the Independent Directors during such period.

         Under the Plan, the Fund would be permitted to compensate the Investment Manager for expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing, and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Fund's underwriter. The Plan would permit payments in any fiscal year up to a maximum of .25% (1/4 of 1%) of the average daily net assets of the Fund. No amounts may be carried forward from one year to the next. It is possible that the Investment Manager could receive compensation under the Plan that exceeds the Investment Manager's costs and related distribution expenses, thus resulting in a profit to the Investment Manager. However, the Investment Manager does not anticipate that this would ever be the case. Rather, the Investment Manager anticipates that it will freely use the entire amount received under the Plan to promote the distribution of the Fund as well as continue its current practice of supporting the Fund's distribution with the Investment Manager's own monies.

         All payments made pursuant to the Plan will be made in accordance with written agreements and will be reviewed by the Board of Directors at least quarterly.

         The Plan is a one-year plan that must be reconsidered and reviewed annually by a vote of the Company's Board of Directors and by a vote of the Independent Directors at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Advisor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a majority of the outstanding shares of the Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Company's Board of Directors and by a vote of the Independent Directors.

         As described in Proposal I, under the new Agreement, the Investment Manager has voluntarily undertaken to limit the Fund's annual total operating expenses (including the expense of the Plan) to 1.50%. In view of this expense cap, approval of the Plan will not increase expenses incurred by the Fund. However, the expense cap is voluntary and although the Investment Manager has no current intention to terminate it, the cap could be terminated at any time subsequent to October 31, 1999 in the sole discretion of the Investment Manager. Accordingly, adoption of the Plan has the potential to impact the Fund's expenses.

         The Board of Directors recommends that shareholders vote "FOR" the proposal to permit the adoption of a Rule 12b-1 Plan of Distribution.


                                   PROPOSAL IV

         APPROVAL OR DISAPPROVAL OF A PROPOSAL TO PERMIT THE INVESTMENT
               MANAGER TO HIRE AND TERMINATE SUBADVISERS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

         The Investment Manager currently serves as investment advisor to the Fund pursuant to an Investment Advisory and Administrative Services Agreement (as defined above, the "Current Agreement") with the Company. The Investment Manager currently does not employ any subadviser with respect to the Fund. However, if Proposal II is approved by shareholders of the Fund, Capital Guardian will be appointed as a subadviser and the Investment Manager may engage additional subadvisers in the future. The Company is proposing to permit the Investment Manager to enter into, terminate, or modify subadvisory agreements on behalf of the Fund with subadvisers without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

         Section 15 of the 1940 Act requires that the shareholders of the Fund approve the Fund's subadvisory agreement(s) and any amendments thereto. On December 16, 1996, the Company and the Investment Manager received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order permits the Investment Manager to hire new subadvisers, terminate subadvisers, rehire existing subadvisers whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Investment Manager would have greater flexibility in managing subadvisers, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. Pursuant to the SEC Order, the Company and the Investment Manager have agreed to the imposition of the following conditions:

         (1) The Investment Manager will not enter into a subadvisory agreement with a subadviser that is an "affiliated person," as defined in the 1940 Act, of the Company or the Investment Manager (an "Affiliated Manager"), other than by reason of serving as a subadviser to the Fund, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

         (2) At all times, a majority of the Company's directors will be persons each of whom is not an "interested person" of the Company as defined in the 1940 Act (as defined above, "Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

         (3) When a subadviser change is proposed for the Fund with an Affiliated Manager, the Company's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Company's board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or the Affiliated Manager derives an inappropriate advantage.

         (4) The Investment Manager will provide general management services to the Company and the Fund and, subject to review and approval by the Company's Board of Directors, will (i) set the Fund's overall investment strategies; (ii) select subadviser(s); (iii) allocate and, when appropriate, reallocate the Fund's assets among the Investment Manager and one or more subadvisers; (iv) monitor and evaluate the performance of subadvisers; and (v) seek to ensure that the subadvisers comply with the Fund's investment objectives, policies and restrictions.

         (5) Within 60 days of the hiring of any new subadviser or the implementation of any proposed material change in a subadvisory agreement, the Investment Manager will furnish shareholders all information about the new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include the fees paid by the Investment Manager to the subadviser and any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a subadvisory agreement. The Investment Manager will meet this condition by providing shareholders with an information statement which meets the requirements of the proxy rules under applicable federal securities laws.

         (6) The Fund will disclose in its Prospectus the existence, substance and effect of the SEC Order.

         (7) Before the Fund may rely on the SEC Order, the operations of the Fund in the manner described therein will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

         (8) No director or officer of the Company or the Investment Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a subadviser except for (i) ownership of interests in the Investment Manager or any entity that controls, is controlled by or is under common control with the Investment Manager; (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser.

         In accordance with condition (7), shareholder approval of this proposed new arrangement is being sought. Even if the Fund's shareholders approve this arrangement, any new subadvisers engaged or terminated or any change in a subadvisory agreement will still require approval of the Board of Directors. In order to approve new subadvisers, the Board will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisers to investment companies comparable to the Fund. The Board will review the ability of the subadviser to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board will examine the performance of the subadviser with respect to compliance and regulatory matters over the past fiscal year. The Board will review the subadviser's investment performance with respect to accounts deemed comparable. Finally, the Board will consider other factors deemed relevant to the subadviser's performance as an investment advisor. The Board believes that this review provides adequate shareholder protection in the selection of subadvisers.

         The Board of Directors recommends that shareholders vote "FOR" the proposal to permit the Investment Manager to hire and terminate subadvisers or modify subadvisory agreements without shareholder approval. If the shareholders of the Fund do not approve this Proposal, the Advisory Agreement will continue and the terms and conditions of the SEC Order will not be applicable to the Fund.


                               GENERAL INFORMATION

Officers and Directors of the Investment Manager

         The Investment Manager's principal executive officers are set forth below. The address of each as it relates to his/her duties at the Investment
Manager, is the same as the Investment Manager.

Name                      Position with the Investment Manager            Position with the Company
----                      ------------------------------------            -------------------------
David L. Redo             President and Director                          Chairman, Chief Executive Officer
                                                                          and Director

Michael H. Kosich         Senior Vice President and Director              President and Director

Albert W. Kirschbaum      Senior Vice President and Director              Senior Vice President

Peter F. Landini          Senior Vice President and Director              Senior Vice President


Other Matters to Come Before the Meeting

         Management of the Company knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

         All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company.

Reports to Shareholders

         The Company will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Company, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Request for such reports should be directed to the Company c/o Fremont Investment Advisors, Inc., 333 Market Street, Suite 2900, San Francisco, California 94105-4022, or to (800) 548-4539.

         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        Very truly yours,




                                        Tina Thomas
                                        Secretary

JANUARY 28, 1998

                                                                       EXHIBIT A

                               INVESTMENT ADVISORY
                                       AND
                        ADMINISTRATIVE SERVICES AGREEMENT

         THIS AGREEMENT, dated and effective as of this _____ day of _ ________,1998 is made and entered into by and between FREMONT MUTUAL FUNDS, INC., a Maryland corporation (hereinafter called the "Company") and FREMONT INVESTMENT ADVISORS, INC. a California corporation (hereinafter called the "Advisor").

         WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, the Advisor is engaged principally in the business of rendering investment advisory and management services and is so registered under the Investment Advisers Act of 1940; and

         WHEREAS, the Company is authorized to, and does, issue shares of capital stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Company has issued shares of capital stock in a separate series called the International Growth Fund (the "Fund") and the Advisor is current serving as advisor and administrator to the Fund pursuant to an Amended and Restated Investment Advisory and Administrative Services Agreement; and

         WHEREAS, the Company desires to retain the Advisor to continue to render investment advisory services to the Fund hereunder and the Advisor is willing to do so under a new fee arrangement as expressed in this agreement;

         NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

         1. The Company hereby appoints the Advisor to act as investment adviser and administrator to the Fund for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Advisor shall, for all purposes herein, be deemed an independent contractor and not an agent of the Company.

         2. (a) The Advisor, as investment advisor to the Fund, agrees to provide

                                                                       EXHIBIT A

supervision of the portfolio of the Fund and to determine what securities or other property shall be purchased or sold by the Fund, subject to the engagement by the Advisor of any Sub-Advisor approved by the Board of Directors and (if required by applicable law) the shareholders of the Company, giving due consideration to the policies of the Fund as expressed in the Company's Articles of Incorporation, By-laws, Form N-1A Registration Statement under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), and prospectus as in use from time to time, as well as to the factors affecting the status of the Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. In its duties hereunder, the Advisor shall further be bound by any and all determinations by the Board of Directors of the Company relating to investment policy, which determinations shall in writing be communicated to the Advisor. Subject to the foregoing, the Advisor will exercise all voting rights with respect to portfolio securities and may delegate such voting rights to any Sub-Advisor approved by the Board of Directors.

         (b) To the extent authorized by the Board of Directors of the Company, the Advisor shall make decisions for the Fund as to foreign currency matters and make determinations as to, and execute and perform, foreign exchange contracts or may delegate such decisions to any Sub-Advisor approved by the Board of Directors.

         (c) (i) The Advisor shall provide adequate facilities and qualified personnel for the placement of, and shall place orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities for the Fund. With respect to such transactions, the Advisor, subject to such direction as may be furnished from time to time by the Board of Directors of the Company, shall endeavor as the primary objective to obtain the most favorable prices and executions of orders. Subject to such primary objective, the Advisor may place orders with brokerage firms which furnish statistical and other information to the Advisor, taking into account the value and quality of the brokerage services of such brokerage firms, including the availability and quality of such statistical and other information. Receipt by the Advisor of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable to the Advisor pursuant to Section 6 hereof.

                  (ii) On occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased when the Advisor believes that to do so will be in the best interests of the Fund. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner the Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                                                                       EXHIBIT A


         3. Subject to prior approval of the Board of Directors, the Advisor may, but is not required to, retain one or more investment management organizations ("Subadvisors") to make specific investment decisions with respect to all or a portion of the assets of the Fund. The Advisor may allocate portions of the Fund's assets among such Subadvisor(s) or among itself and such Subadvisor(s). The Advisor shall monitor the performance of such Subadvisor(s), shall allocate and reallocate assets among Subadvisors of the Fund with multiple Subadvisors, and shall recommend the employment or termination of a particular Subadvisor when deemed advisable. The Advisor will compensate such Subadvisor(s) from its own resources, at no additional cost to the Company.

         4. The Advisor, as administrator for the Fund, shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Company (other than services involving the custody of portfolio securities), including the daily determination of net asset value of the Fund. The Advisor shall also provide the Company with suitable office space (which may be in the offices of the Advisor); all necessary small office equipment and utilities; and general purpose accounting forms, supplies, and postage used at the offices of the Company. These services are exclusive of the necessary services and records at any dividend disbursing agent, transfer agent, registrar or custodian, and accounting and bookkeeping services to be provided by the custodian or other third-party service provider.

         5. The Fund shall be responsible for paying for all costs and expenses attendant to operating the Fund, including but not limited to (i) the compensation payable hereunder to the Advisor for advisory and administrative services; (ii) taxes; (iii) interest expense; (iv) portfolio transaction costs, including, e.g., brokerage commissions and underwriting discounts; (v) any other ordinary expenses incurred in the course of the regular and ongoing operations of the Fund and (vi) any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of the regular and ongoing operations of the Fund.

         6. (a) The Fund shall pay to the Advisor on or before the tenth (10th) day of each month, as compensation for the services rendered by the Advisor during the preceding month, an amount to be computed by applying to the total net asset value of the Fund the applicable annual rates set forth on Appendix A hereto.

            (b) The fees on Appendix A shall be computed and accrued daily at one three-hundred-sixty-fifth (1/365th) or one three hundred-sixty-sixth (1/366th), as appropriate, of the applicable rates set forth therein. The net asset value of the Fund shall be determined in the manner set forth in the Articles of Incorporation and applicable Prospectus of the Company after the close of the New York Stock Exchange on each day on which said Exchange is open, and in the case of Saturdays, Sundays, and other days on which said exchange shall not be open in the manner further set forth in said Articles of Incorporation and Prospectus. In the event of

                                                                       EXHIBIT A

termination other than at the end of a calendar month, the monthly fee shall be prorated for the portion of the month prior to termination and paid on or before the tenth (10th) day subsequent to termination.

         7. The Advisor may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been agreed to by the Advisor and such limit has been disclosed to shareholders of the Fund in a prospectus, the Advisor may not change the limitation without first disclosing the change in an updated prospectus. Any fee withheld pursuant to this Section 7 from the Advisor shall be reimbursed by the Fund to the Advisor in the first, second, or third (or any combination thereof) fiscal year next succeeding the first year of the withholding if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year or third succeeding fiscal year do not exceed any more restrictive limitation to which the Advisor has agreed. The Advisor generally may request and receive reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year.

         8. Nothing contained in this Agreement shall be construed to prohibit the Advisor from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, or to prohibit affiliates of the Advisor from engaging in such businesses or in other related or unrelated businesses.

         9. The Company agrees (i) not to hold the Advisor or any of its officers, directors, agents or employees liable for, and (ii) to indemnify or insure the Advisor and its officers, directors, agents and employees ("Indemnified Parties") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under the 1933 Act, 1940 Act, the Advisors Act, under any other statute, at common law or otherwise, which (1) arises out of an investment decision or other action taken or omitted by one or more Indemnified Parties in good faith exercise of authority hereunder or otherwise related to this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Company or the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Indemnified Parties; provided, however, that in no case is Company's indemnity in favor of Indemnified Parties deemed to

                                                                       EXHIBIT A

protect such Indemnified Parties against any liability to which any such Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

         10. (a) This Agreement shall become effective with respect to the Fund on the date hereof (the "Effective Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two (2) years from the Effective Date and shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to the Fund is approved at least annually (i) by either the Directors of the Company or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

             (b) This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, on thirty (30) days' written notice to the Advisor, or by the Advisor on like notice to the Company.

             (c) This Agreement shall automatically and immediately terminate in the event of its assignment.

             (d) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

             (e) No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Fund, if such approval is required by applicable law.

         11. (a) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

             (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

                                                                       EXHIBIT A

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

FREMONT MUTUAL FUNDS, INC.                     FREMONT INVESTMENT ADVISORS, INC.


By:                                            By:
   -------------------------------                  ----------------------------
         David L. Redo, Chairman                      David L. Redo, President


ATTEST:                                     ATTEST:


   -------------------------------                  ----------------------------
         Tina Thomas, Secretary                       Tina Thomas, Secretary

                                                                       EXHIBIT A

                                   APPENDIX A
                             to Investment Advisory
                          and Administrative Agreement



Investment Advisory Fee:   1.00% annually on the portion of daily
                           total net asset value

Administrative Fee:        0.15% annually on the portion of daily
                           total net asset value

                                                                       EXHIBIT B

                         PORTFOLIO MANAGEMENT AGREEMENT


         THIS AGREEMENT dated and effective as of [ ] 1998, among Capital Guardian Trust Company, a [California Trust] (the "Sub-advisor"); Fremont Investment Advisors, Inc., a Delaware corporation (the "Advisor"); and Fremont Mutual Funds, Inc., a Maryland corporation (the "Fund").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series (the "Series"), each of which may offer a separate class of shares of beneficial interest, each Series having its own investment objective, policies and limitations; and

         WHEREAS, the Fund presently offers shares of a particular series named the Fremont International Growth Fund (the "International Growth Series"); and

         WHEREAS, the Fund has retained the Advisor to render investment management and administrative services to the International Growth Series; and

         WHEREAS, the Advisor and the Fund desire to retain the Sub-advisor to furnish portfolio management services to the International Growth Series in connection with Advisor's investment management activities on behalf of the Series, and the Sub-advisor is willing to furnish such services to the Advisor and the International Growth Series;

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Sub-advisor, the Advisor and the Fund as follows:

         1. Appointment. The Advisor and the Fund hereby appoint Sub-advisor to provide sub-investment advisory services to the Advisor and the Fund with respect to certain assets of the International Growth Series for the periods and on the terms set forth in this Agreement. The Sub-advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. Sub-advisor Duties. Subject to the supervision of the Advisor, the Sub-advisor shall have full discretionary authority as agent and attorney-in-fact with respect to the portion of assets of the International Growth Series' portfolio assigned to the Sub-advisor, from time to time by the Advisor or the Board of Directors, including authority to: (a) buy, sell, exchange, convert or otherwise trade in any stocks without limitation and (b) place orders for the execution of such securities transactions with or through such brokers, dealers, or issuers as Sub-advisor may select. The Sub-advisor will provide the services under this Agreement in accordance with the International Growth Series' registration statement filed with the Securities and Exchange Commission ("SEC"), as amended. The Advisor will provide the Sub-advisor with a copy of each registration statement promptly after it has been filed with the SEC. Investments by the Sub-advisor shall conform with the provisions of Appendix B attached hereto, as such may be revised from time to time at the discretion of the Advisor and the Fund. Subject to the foregoing, the Sub-advisor will vote proxies with respect to the securities and investments purchased with the assets of the International Growth Series' portfolio managed by the Sub-advisor. The Sub-advisor further agrees that it will:

                  (a) conform with all applicable rules and regulations of the Securities and Exchange Commission.

                  (b)  select   brokers   and   dealers  to  execute   portfolio
transactions for the International Growth Series and select the markets on or in which the transaction will be executed. In providing the International Growth Series with investment management, it is recognized that the Sub-advisor will give primary consideration to securing the most favorable price and efficient execution considering all circumstances. Within the framework of this policy, the Sub-advisor may consider the financial responsibility, research and investment information and other research services and products provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-advisor's other clients may be a party. It is understood that it is desirable for the Fund that the Sub-advisor have access to brokerage and research services and products and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the International Growth Series than broker-dealers that do not provide such brokerage and research services. Therefore, in compliance with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-advisor is authorized to place orders for the purchase and sale of securities for the International Growth Series with such brokers, that provide brokerage and research products and/or services that charge an amount of commission for effecting securities transactions in excess of the amount of commission another broker would have charged for effecting that transaction, provided the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisor for this or other advisory accounts, subject to review by the Fund from time to time with respect to the extent and continuation of this practice. It is understood that the information, services and products provided by such brokers may be useful to the Sub-advisor in connection with the Sub-advisor's services to other clients. On occasions when the Sub-advisor deems the purchase or sale of a security to be in the best interest of the International Growth Series as well as other clients of the Sub-advisor, the Sub-advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price of lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-advisor in the manner the Sub-advisor considers to be the most equitable and consistent with its fiduciary obligations to the International Growth Series and to such other clients.

                  (c) make available to the Advisor and the Fund's Board of Directors promptly upon their request all its investment records and ledgers relating to the International Growth Series to assist the Advisor and the Fund in their compliance with respect to the International Growth Series' securities transactions as required by the 1940 Act and the Investment Advisers Act of 1940 ("Advisers Act"), as well as other applicable laws. The Sub-advisor will furnish the Fund's Board of Directors with respect to the International Growth Series such periodic and special reports as the Advisor and the Directors may reasonably request in writing.

                  (d) maintain detailed records of the assets managed by the Sub-advisor as well as all investments, receipts, disbursements and other transactions made with such assets. Such records shall be open to inspection and audit during Sub-advisor's normal business hours upon reasonable notice by any person designated by the Advisor or the Fund. The Sub-advisor shall provide to the Advisor or the Fund and any other party designated by either the Advisor or the Fund: (i) monthly statements of the activities with regard to the assets for the month and of the assets showing each asset at its cost and, for each security listed on any national securities exchange, its value at the last quoted sale price reported on the composite tape on the valuation date or, in the cases of securities not so reported, by the principal exchange on which the security traded or, if no trade was made on the valuation date or if such security is not listed on any exchange, its value as determined by a nationally recognized pricing service used by the Sub-advisor specified by such pricing service on the valuation date, and for any other security or asset in a manner determined in good faith by the Sub-advisor to reflect its then fair market value; (ii) statements evidencing any purchases and sales as soon as practicable after such transaction has taken place, and (iii) a quarterly review of the assets under management.

         3. Expenses. During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management activities under this Agreement. The Sub-advisor shall not be responsible for any expense incurred by the Advisor or the Fund, except as provided in Section 6 below.

         4. Compensation. For the services provided to the International Growth Series, the Advisor will pay the Sub-advisor the fees as set forth in Appendix A hereto at the times set forth in Appendix A hereto.

         5. Books and Records; Custody. (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-advisor hereby agrees that all records which it maintains for the International Growth Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

                  (b) Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian bank, or its nominee. The Fund shall advise the Sub-advisor of the identity of its custodian bank and shall give the Sub-advisor 15 days' written notice of any changes in such custody arrangements.

                  Neither the Sub-advisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash, securities, mortgages or deeds of trust, or other indicia of ownership of the Fund's investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian bank.

                  The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-advisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Sub-advisor with all operational information necessary for the Sub-advisor to trade on behalf of the Fund.

         6. Indemnification. The Sub-advisor agrees to indemnify and hold harmless the Advisor, the Fund, any affiliated person within the meaning of
Section 2(a)(3) of the 1940 Act ("affiliated person") of the Advisor or the Fund (other than the Sub-advisor) and each person, if any, who, within the meaning of
Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Advisor or the Fund against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Advisor, the Fund or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, which (1) may be based upon any wrongful act or omission by the Sub-advisor, any of its employees or representatives or any affiliate of or any person acting on behalf of the Sub-advisor or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Fund or any affiliated person of the Fund by the Sub-advisor or any affiliated person of the Sub-advisor; provided, however, that in no case is the Sub-advisor's indemnity in favor of the Advisor or the Fund or any affiliated person or controlling person of the Advisor or the Fund deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of his or its reckless disregard of obligations and duties under this Agreement or under any law.

         The Fund agrees not to hold the Sub-advisor or any of its officers or employees liable for, and to indemnify and hold harmless, the Sub-advisor and its directors, officers, employees, affiliated persons and controlling persons ("Indemnified Parties") against, any act or omission of any other sub-advisor providing investment management services to the Fund, and against any costs and liabilities the Indemnified Parties may incur as a result of a claim against the Indemnified Parties regarding actions taken in good faith exercise of their powers hereunder excepting matters as to which the Indemnified Parties have been grossly negligent, engaged in willful misfeasance, bad faith, reckless disregard of the obligations and duties under this Agreement or have been in violation of applicable law or regulations.

         7. Other Investment Activities of Sub-advisor. The Fund and Advisor acknowledge that Sub-advisor, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Sub-advisor or its affiliates may give advice or exercise investment responsibility and take other action with respect to other Affiliated Accounts which may differ from advice given or the timing or nature of action taken with respect to the International Growth Series; provided that the Sub-advisor acts in good faith, and provided further that it is the Sub-advisor's policy to allocate, within its reasonable discretion, investment opportunities to the International Growth Series over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the International Growth Series and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the International Growth Series may have an interest from time to time, whether in transactions which may involve the International Growth Series or otherwise. Sub-advisor shall have no obligation to acquire for the International Growth Series a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment either for the International Growth Series or otherwise.

         8. (a) Duration. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effective for a period of two years from the date of this Agreement, and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Board of Directors of the Fund or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the International Growth Series, and (ii) by the Advisor, and (iii) by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                  (b) Termination. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the International Growth Series, or by the Advisor, on thirty (30) days' written notice to the Sub-advisor, or by the Sub-advisor on like notice to the Board of Directors of the Fund and to the Advisor. Payment of fees earned through the date of termination shall not be construed as a penalty.

                  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment.

         9. Amendments. No provision of this agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the International Growth Series, if such approval is required by applicable law.

         10.       Miscellaneous.

                  (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

                  (b)  The   captions  of  this   Agreement   are  included  for
convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

                  (d) Nothing herein shall be construed as constituting the Sub-advisor as an agent of the Fund or the Advisor.

                  (e) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

                  (f) This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

         11. Use of Name. It is understood that the name "Capital Guardian" or the name of any of its affiliates, or any derivative associated with those names, are the valuable property of the Sub-advisor and its affiliates and that the Fund and/or the Fund's distributor have the right to use such name(s) or derivative(s) in offering materials and sales literature of the Fund so long as this Agreement is in effect. Upon termination of the Agreement the Fund shall forthwith cease to use such name(s) or derivative(s).

         12. Receipt of Brochure. The Advisor and the Fund have received from Capital Guardian the disclosure statement or "brochure" required to be delivered pursuant to Rule 204-3 of the Advisers Act, which disclosure statement or brochure was received by the Advisor and the Fund more than 48 hours prior to entering into this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                        CAPITAL GUARDIAN TRUST COMPANY


                                        By:


                                                         (Title)


                                        FREMONT INVESTMENT ADVISORS, INC.

                                        By:


                                                         (Title)


                                        FREMONT MUTUAL FUNDS, INC.

                                        By:


                                                         (Title)

                                   APPENDIX A

                        TO PORTFOLIO MANAGEMENT AGREEMENT

                         Capital Guardian Trust Company
              Sub-advisor to the Fremont International Growth Fund


                                SCHEDULE OF FEES

Fremont Investment Advisors, Inc. will pay to Capital Guardian a fee computed at the annual rate of .75% (75 basis points) of the first $25 million of Fund average value of the daily net assets, .60% (60 basis points) of the next $25 million, .425% (42.5 basis points) of the next $200 million and .375% (37.5 basis points) of the average value of the daily assets of the International Growth Fund under management by Capital Guardian.

Fee will be billed after the end of each calendar month. Fees will be prorated for any period less than one month. Fees shall be due and payable within thirty
(30) days after an invoice has been delivered to Fremont Investment Advisors, Inc.

                                   APPENDIX B

                        TO PORTFOLIO MANAGEMENT AGREEMENT

                         Capital Guardian Trust Company
              Sub-advisor to the Fremont International Growth Fund


                      INVESTMENT OBJECTIVES AND GUIDELINES

Overall Investment Objective:

The objective of the Fremont International Growth Fund is to achieve long-term capital appreciation by investing primarily in equity securities of issuers domiciled outside the United States. Under normal market conditions, at least 90% of the Fund=s assets will be invested in equity securities outside the United States.

Policy and Guidelines for Sub-advisor:

The Sub-advisor will adhere to the Investment Objective and to policies in the Fremont International Growth Fund prospectus.

Performance Objective for Sub-advisor:
The Sub-advisor is expected to achieve a competitive rate of return over a 3 to 5 year time horizon and/or a complete market cycle, relative to other funds as compiled by Lipper Analytical Services and/or Morningstar. A competitive rate of return is defined as Fund performance in the top one-third of such funds.

                                            .                          EXHIBIT C
                           FREMONT MUTUAL FUNDS, INC.

                              SHARE MARKETING PLAN

                                (Rule 12b-1 Plan)
                            (Fixed Compensation Plan)



                  This Share Marketing Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), by Fremont Mutual Funds, Inc., a Maryland corporation (the "Corporation") with respect to certain series of its shares as listed in Exhibit A (each such series, a "Fund"). The Plan has been approved by a majority of the Corporation's Board of Directors, including a majority of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of the Plan (the "independent Directors"), cast in person at a meeting called for the purpose of voting on the Plan.

                  In reviewing the Plan, the Board of Directors considered the proposed range and nature of payments and terms of the Investment Management Agreement between the Corporation on behalf of each Fund and Fremont Investment Advisors, Inc. (the "Advisor") and the nature and amount of other payments, fees and commissions that may be paid to the Advisor, its affiliates and other agents of the Corporation. The Board of Directors, including the independent Directors, concluded that the proposed overall compensation of the Advisor and its affiliates was fair and not excessive.

                  In its considerations, the Board of Directors also recognized that uncertainty may exist from time to time with respect to whether payments to be made by the Corporation to the Advisor, as the initial "distribution coordinator," or other firms under agreements with respect to a Fund may be deemed to constitute impermissible distribution expenses. As a general rule, an investment company may not finance any activity primarily intended to result in the sale of its shares, except pursuant to the Rule. Accordingly, the Board of Directors determined that the Plan also should provide that payments by the Corporation and expenditures made by others out of monies received from the Corporation which are later deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares shall be deemed to have been made pursuant to the Plan.

                  The approval of the Board of Directors included a determination that in the exercise of the Directors' reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Corporation, the Fund to which the Plan applies and its shareholders.

                  The provisions of the Plan are:

                  1. Annual Fee. The Corporation will pay to Advisor, as the Funds' distribution coordinator, an annual fee for the Advisor's services in connection with the promotion and distribution of the Fund's shares and related shareholder servicing. The annual fee paid to Advisor under the Plan will be calculated daily and paid monthly by each Fund on the first day of each month based on the average daily net assets of each Fund, as follows: an annual rate of up to 0.25%. This fee is not tied exclusively to actual distribution and service expenses, and the fee may exceed the expenses actually incurred.

                  2. Services Covered by the Plan. The fee paid under Section 1 of the Plan is intended to compensate the Advisor for performing the following kinds of services: services primarily intended to result in the sale of the Fund's shares ("distribution services"), including, but not limited to: (a) making payments, including incentive compensation, to agents for and consultants to Advisor, any affiliate of the Advisor or the Corporation, including pension administration firms that provide distribution and shareholder related services and broker-dealers that engage in the distribution of the Fund's shares; (b) making payments to persons who provide support services in connection with the distribution of a Fund's shares and servicing of a Fund's shareholders, including, but not limited to, personnel of Advisor, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Corporation's transfer agency or other servicing arrangements; (c) making payments pursuant to the form of Distribution Agreement attached hereto as an exhibit; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; (f) preparing, printing and distributing sales literature pertaining to the Fund; and (g) obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Corporation may, from time to time, deem advisable. Such services and activities shall be deemed to be covered by this Plan whether performed directly by the Advisor or by a third party.

                  3. Written Reports. Advisor shall furnish to the Board of Directors of the Corporation, for its review, on a quarterly basis, a written report of the monies paid to it under the Plan with respect to each Fund, and shall furnish the Board of Directors of the Corporation with such other information as the Board of Directors may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued as to each Fund.

                  4. Termination. The Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding voting securities of a Fund, and any Distribution

Agreement under the Plan may be likewise terminated on not more than sixty (60) days' written notice. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward Distribution Expenses.

                  5. Amendments. The Plan and any Distribution Agreement may not be amended to increase materially the amount to be spent for distribution and servicing of Fund shares pursuant to Section 1 hereof without approval by a majority of the outstanding voting securities of a Fund. All material amendments to the Plan and any Distribution Agreement entered into with third parties shall be approved by the independent Directors cast in person at a meeting called for the purpose of voting on any such amendment. The Advisor may assign its responsibilities and liabilities under the Plan to another party who agrees to act as "distribution coordinator" for the Corporation with the consent of a majority of the independent Directors.

                  6. Selection of Independent Directors. So long as the Plan is in effect, the selection and nomination of the Corporation's independent Directors shall be committed to the discretion of such independent Board of Directors.

                  7. Effective Date of Plan. The Plan shall take effect at such time as it has received requisite Director and shareholder approval and, unless sooner terminated, shall continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Directors of the Corporation, including the independent Directors, cast in person at a meeting called for the purpose of voting on such continuance.

                  8. Preservation of Materials. The Corporation will preserve copies of the Plan, any agreements relating to the Plan and any report made pursuant to Section 5 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

                  9. Meanings of Certain Terms. As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the Act and the rules and regulations under the Act, subject to any exemption that may be granted to the Corporation under the Act by the Securities and Exchange Commission.

                  This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Corporation and Advisor, as distribution coordinator, as evidenced by their execution hereof, as of this ____ day of November 1997.

                                       FREMONT MUTUAL FUNDS, INC.


                                       By: _____________________________________

                                       Title: __________________________________



                                      FREMONT INVESTMENT ADVISORS, INC.
                                      as Distribution Coordinator


                                      By: ______________________________________

                                      Title: ___________________________________

                           FREMONT MUTUAL FUNDS, INC.

                                ---------------

                        EXHIBIT A TO SHARE MARKETING PLAN




         The following Series of Fremont Mutual Funds, Inc. have adopted the Share Marketing Plan:



                           Fund                               Date Adopted
                           ----                               ------------

               Fremont U.S. Small Cap Fund                 September 24, 1997

              Fremont Emerging Markets Fund                 __________, 1998

            Fremont International Growth Fund               __________, 1998

                           FREMONT MUTUAL FUNDS, INC.

                            Share Marketing Agreement


                                                                    EXHIBIT ONLY




-----------------------------------

-----------------------------------

-----------------------------------

-----------------------------------



Ladies and Gentlemen:

                  This Share Marketing Agreement has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Company Act"), by Fremont Mutual Funds, Inc., a Maryland business corporation (the "Corporation"), on behalf of various series of the Corporation (each series, a "Fund"), as governed by the terms of a Share Marketing Plan (Rule 12b-1 Plan) (the "Plan").

                  The Plan has been approved by a majority of the Directors who are not interested persons of the Corporation or the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "independent Directors"), cast in person at a meeting called for the purpose of voting on such Plan. Such approval included a determination that in the exercise of the reasonable business judgment of the Board of Directors and in light of the Directors' fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

                  1. To the extent you provide eligible shareholder services of the type identified in the Plan to the Funds identified in the attached Schedule (the "Schedule"), we shall pay you a monthly fee based on the average net asset value of Fund shares during any month which are attributable to customers of your firm, at the rate set forth on the Schedule.

                  2. In no event may the aggregate annual fee paid to you pursuant to the Schedule exceed ____ percent of the value of the net assets of each Fund held in your customers' accounts which are eligible for payment pursuant to this Agreement (determined in the same manner as the Fund uses to compute its net assets as set forth in its then effective Prospectus), without approval by a majority of the outstanding shares of each Fund.

                  3. You shall furnish us and the Corporation with such information as shall reasonably be requested by the Corporation's Board of Directors with respect to the services performed by you and the fees paid to you pursuant to the Schedule.

                  4. We shall furnish to the Board of Directors of the Corporation, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us with respect to each Fund and the purposes for which such expenditures were made.

                  5. You agree to make shares of the Funds available only (a) to your customers or entities that you service at the net asset value per share next determined after receipt of the relevant purchase instruction or (b) to each such Fund itself at the redemption price for shares, as described in each Fund's then-effective Prospectus.

                  6. No person is authorized to make any representations concerning a Fund or shares of a Fund except those contained in each Fund's then-effective Prospectus or Statement of Additional Information and any such information as may be released by a Fund as information supplemental to such Prospectus or Statement of Additional Information.

                  7. Additional copies of each such Prospectus or Statement of Additional Information and any printed information issued as supplemental to each such Prospectus or Statement of Additional Information will be supplied by each Fund to you in reasonable quantities upon request.

                  8. In no transaction shall you have any authority whatever to act as agent of the Funds and nothing in this Agreement shall constitute you or the Fund the agent of the other. You are not authorized to act as an underwriter of shares of the Funds or as a dealer in shares of the Funds.

                  9. All communications to the Funds shall be sent to: Ms. Tina Thomas, Fremont Investment Advisors, Inc., 333 market Street, Suite 2600, San Francisco, California, 94105. Any notice to you shall be duly given if mailed or telegraphed to you at your address as indicated in this Agreement.

                  10. This Agreement may be terminated by us or by you, by the vote of a majority of the Directors of the Corporation who are independent
Directors, or by a vote of a majority of the outstanding shares of a Fund, on sixty (60) days' written notice, all without payment of any penalty.

It shall also be terminated automatically by any act that terminates the Plan.

                  11. The provisions of the Plan between the Corporation and us, insofar as they relate to you, are incorporated herein by reference.

                  This Agreement shall take effect on the date indicated below, and the terms and provisions thereof are hereby accepted and agreed to by us as evidenced by our execution hereof.



                            Fremont Investment Advisors, Inc.
                            Distribution Coordinator

                            By:         EXHIBIT ONLY
                                   ------------------------
                                      Authorized Officer



                            Dated:
                                   -------------------------



Agreed and Accepted:



-----------------------------------
             (Name)


By:
    -------------------------------
        (Authorized Officer)

                           FREMONT MUTUAL FUNDS, INC.

                                ---------------

                      SCHEDULE TO SHARE MARKETING AGREEMENT

                         BETWEEN _____________________.
                                       AND
                        FREMONT INVESTMENT ADVISORS, INC.
                           as distribution coordinator




                  Pursuant to the provisions of the Share Marketing Agreement between the above parties with respect to Fremont Investment Advisors, Inc. as Distribution Coordinator, shall pay a monthly fee to the above-named party based on the average net asset value of shares of each Fund during the previous calendar month the sales of which are attributable to the above-named party, as follows:


                      Fund                                 Fee
                      ----                                 ---

PROXY

                        Fremont International Growth Fund

                         SPECIAL MEETING OF SHAREHOLDERS
                                February 27, 1998

                             SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                           FREMONT MUTUAL FUNDS, INC.



         The undersigned hereby appoints Michael H. Kosich and Tina Thomas, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Fremont International Growth Fund (the "Fund"), a series of Fremont Mutual Funds, Inc. (the "Company"), to be held on February 27, 1998 at the offices of Fremont Mutual Funds, Inc., 333 Market Street, 26th Floor, San Francisco, California, 94105, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 15, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 15, 1998. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.


1. Approval of the new Investment Advisory and Administrative Services Agreement between the Fremont Investment Advisors, Inc., and the Fund:

           FOR [  ]                  AGAINST [  ]               ABSTAIN [  ]

2. Approval of the new Subadvisory Agreement among Fremont Mutual Funds, Inc., Fremont Investment Advisors, Inc. and Capital Guardian Trust
      Company:

           FOR [  ]                  AGAINST [  ]               ABSTAIN [  ]

3.    Approval of the Rule 12b-1 Plan of Distribution:

           FOR [  ]                  AGAINST [  ]               ABSTAIN [  ]

4.    Approval  to  permit  the   Investment   Manager  to  hire  and  terminate
      subadvisers or modify subadvisory agreements without shareholder approval:

          FOR [  ]                  AGAINST [  ]               ABSTAIN [  ]


Dated:  ______________, 1998

                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Title (if applicable)


                                    --------------------------------------------
                                    Signature (if held jointly)



                                    --------------------------------------------
                                    Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                              IMPORTANT PROXY VOTE
                 FOR FREMONT EMERGING MARKETS FUND SHAREHOLDERS.
                        PLEASE READ AND RESPOND PROMPTLY.


                                                  January 28, 1998

Dear Shareholder:

I am writing to inform you of a Special Meeting of Shareholders of the Fremont Emerging Markets Fund that will be held on February 27, 1998. The purpose of this meeting is to vote on a significant proposal concerning the Fund. As a shareholder, you have the opportunity to voice your opinion on this matter that affects your Fund. Please read the enclosed materials and cast your vote on the proxy card.

The Fremont Board of Directors recommends that the proxy proposal presented below be approved and adopted by Fremont Emerging Markets Fund shareholders. For your convenience, we have briefly outlined the proxy proposal you are being asked to vote on:

     The Board of Directors unanimously recommends that, in accordance with standard practice for the other Fremont Mutual Funds, distribution expenses of 0.25% for the Fremont Emerging Markets Fund be handled on a "compensation" basis rather that on the current "reimbursement" basis.

Under the new "compensation" plan, the Fund may not carry forward amounts attributable to payments or expenses incurred in prior years by Fremont for distribution and service related activities in excess of 0.25% of the Fund's average daily net assets. The payments under the "compensation" plan are not greater than the payments that could be requested under the "reimbursement" plan.

By the way, you may be interested to know that the Fremont Emerging Markets Fund has total expenses of 1.50%, which is below the average for no-load emerging markets funds as tracked by Lipper Analytical Services. This change from a "reimbursement" plan to a "compensation" plan is not expected to impact the performance of the Fund in any way.

Voting by mail is quick and easy. Everything you need is enclosed. We encourage you to exercise your rights as a shareholder and vote promptly. To cast your vote, simply complete the proxy card and return it in the enclosed postage-paid envelope no later than February 20. Or, if you would like to vote in person, you may do so at the special shareholder meeting that will take place at 9:00 a.m. on Friday, February 27, 1998 in the main conference room on the 26th Floor of 333 Market Street, San Francisco.

If you have any questions about any of these materials, please call us at (800) 548-4539 ( press 1). Thank you for your participation and for investing with Fremont Mutual Funds.

Sincerely,



Michael H. Kosich
President



P.S. Your vote is important, so please make sure that you complete the enclosed proxy and mail it back to us in the postage-paid envelope before the February 20 response deadline.

                           FREMONT MUTUAL FUNDS, INC.

                          FREMONT EMERGING MARKETS FUND

                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 27, 1998



         A Special Meeting of Shareholders (the "Meeting") of the FREMONT EMERGING MARKETS FUND (the "Fund") will be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on February 27, 1998 at 10:00 a.m. for the following purposes:

         1. To consider and act upon the approval of an Amended Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the "1940 Act").

         2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on January 15, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

                                           By order of the Board of Directors


                                           Tina Thomas, Secretary



--------------------------------------------------------------------------------

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

San Francisco, California
January 28, 1998

                           FREMONT MUTUAL FUNDS, INC.

                          FREMONT EMERGING MARKETS FUND

                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105

                                 (800) 548-4539


                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 27, 1998


                                  INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company"), on behalf of the Fremont Emerging Markets Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on February 27, 1998 at 10:00 a.m. (the "Meeting") and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         The costs of preparing, printing, mailing and soliciting the proxies will be borne by Fremont Investment Advisors, Inc. (the "Investment Manager"). In addition, certain officers, directors and employees of the Investment Manager and officers and directors of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. ADP Investor Communication Services has been retained at its customary rates to solicit proxies.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, broker non-votes are disregarded in determining "votes cast" when the voting requirement is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares entitled to vote as defined under the 1940 Act (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of the Fund is necessary to approve the Proposal.

         In the event that insufficient votes in favor of any of the items to be considered at the Meeting are received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that they are required to vote against such proposal.

         The Board of Directors of the Company knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The Board of Directors of the Company has fixed the close of business on January 15, 1998 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had 1,479,438 outstanding shares, each with a par value of $0.0001 per share.

         The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about January 28, 1998.

         As of the Record Date, the Investment Manager owned of record 15.6% of the outstanding shares of the Fund; Fremont Group L.L.C.'s pension plan owned of record 12.5% of the outstanding shares of the Fund; and Fremont Investors, Inc.'s pension plan owned of record 17.5% of the outstanding shares of the Fund. As of the Record Date, to the best knowledge of the Fund, no other person owned of record or beneficially more than 5% of the outstanding shares of the Fund.


                                   PROPOSAL I

          APPROVAL OR DISAPPROVAL OF A RULE 12b-1 PLAN OF DISTRIBUTION

         The Fund currently has a Plan of Distribution (the "Current Plan"), pursuant to Rule 12b-1 under the 1940 Act. The Current Plan allows the Fund to reimburse the Investment Manager distribution expenses out of Fund assets in an amount not to exceed 0.25% (25 basis points) of the Fund's average annual net assets. The Current Plan was adopted on June 24, 1996 by the shareholders of the Fund. For the fiscal year ended October 31, 1997, the Fund had not paid any distribution fee under the Current Plan.

         The Fund's Investment Manager and Distribution Coordinator under the Plan, Fremont Investment Advisors, Inc., wishes to conform the structure of the Current Plan to other Rule 12b-1 plans adopted by other Fremont Funds, without increasing the amount that may be paid out. This restructuring, by way of the adoption of an Amended Plan of Distribution (the "Amended Plan"), may be considered a material change even though it does not cause an increase to the Current Plan's 12b-1 fee. Therefore the Board of Directors, recognizing the desirability of the proposed harmonization of the Plan, are requesting shareholders' approval of the changes in the Amended Plan. A copy of the Amended Plan is attached to this Proxy Statement as Exhibit A.

         The Amended Plan differs from the Current Plan in that it is a compensation type plan. This means that the Distribution Coordinator will receive and the Fund will accrue a flat payment of 0.25% of the Fund's average annual net assets regardless of actual amount expensed.

Comparison of the Current Plan and the Amended Plan

         Under both the Current Plan and the Amended Plan, the Fund would be authorized to pay 0.25% on an annualized basis of the Fund's average daily net assets as distribution and service fees to the Investment Manager for performing the following kinds of services: services primarily intended to result in the sale of the Fund's shares ("distribution services"), including, but not limited to: (a) making payments, including incentive compensation, to agents for and consultants to the Investment Manager, any affiliate of the Investment Manager or the Company, including pension administration firms that provide distribution and shareholder related services and broker-dealers that engage in the distribution of the Fund's shares; (b) making payments to persons who provide support services in connection with the distribution of the Fund's shares and servicing of the Fund's shareholders, including, but not limited to, personnel of the Investment Manager, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Company's transfer agency or other servicing arrangements; (c) making payments pursuant to the form of Distribution Agreement attached hereto as an exhibit; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; (f) preparing, printing and distributing sales literature pertaining to the Fund; and (g) obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Company may, from time to time, deem advisable. Such services and activities shall be deemed to be covered by this Plan whether performed directly by the Investment Manager or by a third party.

         As with the Current Plan, the Amended Plan provides that the Board of Directors will be provided on a quarterly basis with a written report specifying in reasonable detail the amounts expended for distribution and service related activities and the purposes for which such expenditures were made. The Amended Plan, if approved, will remain in effect for one year from the date of such approval, and thereafter from year to year so long as it is approved by a majority of the Company's entire Board of Directors, including a majority of the disinterested Directors, unless sooner terminated according to its terms. In accordance with the requirements of Rule 12b-1 under the 1940 Act, the selection and nomination of those Directors who are not interested persons of the Company will be committed to the discretion of the disinterested Directors.

         The only material difference between the Current Plan and the Amended Plan is the fee structure. The Current Plan is a "reimbursement" plan, which means the Fund reimburses the Investment Manager, as distribution coordinator, the actual expenses incurred by the Investment Manager in connection with distribution-related activities. Under the Amended Plan, which is a "compensation" plan, the Investment Manager, as distribution coordinator, will be paid 0.25% of the Fund's annual average daily net assets, regardless of the actual expenses incurred by the Investment Manager in connection with distribution-related activities.

         Under a "reimbursement plan," payments will be made to the Investment Manager even if the actual expenses that are incurred for distribution or service related activities are less than the payments. However, at any given time, the aggregate amount of expenses incurred by the Investment Manager in connection with payments for distribution and service related activities may exceed the total payments made by the Fund pursuant to the Plan. Like the current "reimbursement" plan, the Fund may not carry forward amounts attributable to payments or expenses incurred in prior years by the Investment Manager for distribution and service related activities in excess of 0.25% of the Fund's average daily net assets. Any such amounts in excess of this percentage limitation would not have to be paid in future years. Furthermore, the payments under the "compensation" plan are not greater than the payments that could be requested under the "reimbursement" plan.

Evaluation by the Board of Directors

         On December 17, 1997, the independent directors of the Company's Board met and discussed the proposal and evaluated the terms of the Amended Plan. After careful consideration, the Board decided to preliminarily approve the proposed Amended Plan and to submit the proposed Amended Plan to shareholders for approval, subject to the Board's final approval and voting by an in-person meeting, which is expected to occur after the date the proxy materials were to be mailed to shareholders but before the shareholder meeting date. (Currently scheduled to be on January 30, 1998.) If the Board fails to approve this Proposal in its January 30, 1998 meeting, this Proposal will be withdrawn from the shareholders' meeting.

         In preliminarily approving the Amended Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties as Directors, that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Board of Directors believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Directors make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, the costs to and expenses incurred by the Investment Manager pursuant to the Plan and the purposes underlying such cash and expenditures must be reported quarterly to the Board of Directors for its review. In addition, the selection and nomination of those Directors who are not interested persons of the Company are committed to the discretion of the Independent Directors during such period.

         Under the Plan, the Fund would be permitted to compensate the Investment Manager for expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing, and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Fund's underwriter. The Plan would permit payments in any fiscal year up to a maximum of .25% of the average daily net assets of the Fund. It is possible that the Investment Manager could receive compensation under the Plan that exceeds the Investment Manager's costs and related distribution expenses, thus resulting in a profit to the Investment Manager. However, the Investment Manager does not anticipate that this would ever be the case. Rather, the Investment Manager anticipates that it will continue its current practice of supporting the Fund's distribution with the Investment Manager's own monies.

         Accordingly, after consideration of the above, and such other factors and information as it deemed relevant, the Board of Directors, including all of the directors who are not interested persons (as such term is defined by the 1940 Act), unanimously preliminarily approved the Amended Plan and voted to recommend its approval to the Fund's shareholders, subject to the Directors' formal approval in an in-person meeting prior to the shareholders' meeting.

         The Board of Directors recommends that shareholders vote "FOR" the proposal to permit the adoption of the Amended Plan.


                               GENERAL INFORMATION

Officers and Directors of the Investment Manager

         The Investment Manager's principal executive officers are set forth below. The address of each as it relates to his/her duties at the Investment Manager, is the same as the Investment Manager.


Name                      Position with the Investment Manager            Position with the Company
----                      ------------------------------------            -------------------------

David L. Redo             President and Director                          Chairman, Chief Executive Officer
                                                                          and Director

Michael H. Kosich         Senior Vice President and Director              President and Director

Albert W. Kirschbaum      Senior Vice President and Director              Senior Vice President


Peter F. Landini          Senior Vice President and Director              Senior Vice President


Other Matters to Come Before the Meeting

         Management of the Company knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

         All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company.

Reports to Shareholders

         The Company will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Company, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Request for such reports should be directed to the Company c/o Fremont Investment Advisors, Inc., 333 Market Street, Suite 2900, San Francisco, California 94105-4022, or to (800) 548-4539.

         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   Very truly yours,




                                   Tina Thomas
                                   Secretary

JANUARY 28, 1998

                                                                      EXHIBIT  A

                           FREMONT MUTUAL FUNDS, INC.

                              SHARE MARKETING PLAN

                                (Rule 12b-1 Plan)
                            (Fixed Compensation Plan)



                  This Share Marketing Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), by Fremont Mutual Funds, Inc., a Maryland corporation (the "Corporation") with respect to certain series of its shares as listed in Exhibit A (each such series, a "Fund"). The Plan has been approved by a majority of the Corporation's Board of Directors, including a majority of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of the Plan (the "independent Directors"), cast in person at a meeting called for the purpose of voting on the Plan.

                  In reviewing the Plan, the Board of Directors considered the proposed range and nature of payments and terms of the Investment Management Agreement between the Corporation on behalf of each Fund and Fremont Investment Advisors, Inc. (the "Advisor") and the nature and amount of other payments, fees and commissions that may be paid to the Advisor, its affiliates and other agents of the Corporation. The Board of Directors, including the independent Directors, concluded that the proposed overall compensation of the Advisor and its affiliates was fair and not excessive.

                  In its considerations, the Board of Directors also recognized that uncertainty may exist from time to time with respect to whether payments to be made by the Corporation to the Advisor, as the initial "distribution coordinator," or other firms under agreements with respect to a Fund may be deemed to constitute impermissible distribution expenses. As a general rule, an investment company may not finance any activity primarily intended to result in the sale of its shares, except pursuant to the Rule. Accordingly, the Board of Directors determined that the Plan also should provide that payments by the Corporation and expenditures made by others out of monies received from the Corporation which are later deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares shall be deemed to have been made pursuant to the Plan.

                  The approval of the Board of Directors included a determination that in the exercise of the Directors' reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Corporation, the Fund to which the Plan applies and its shareholders.

                  The provisions of the Plan are:

                  1. Annual Fee. The Corporation will pay to Advisor, as the Funds' distribution coordinator, an annual fee for the Advisor's services in connection with the promotion and distribution of the Fund's shares and related shareholder servicing. The annual fee paid to Advisor under the Plan will be calculated daily and paid monthly by each Fund on the first day of each month based on the average daily net assets of each Fund, as follows: an annual rate of up to 0.25%. This fee is not tied exclusively to actual distribution and service expenses, and the fee may exceed the expenses actually incurred.

                  2. Services Covered by the Plan. The fee paid under Section 1 of the Plan is intended to compensate the Advisor for performing the following kinds of services: services primarily intended to result in the sale of the Fund's shares ("distribution services"), including, but not limited to: (a) making payments, including incentive compensation, to agents for and consultants to Advisor, any affiliate of the Advisor or the Corporation, including pension administration firms that provide distribution and shareholder related services and broker-dealers that engage in the distribution of the Fund's shares; (b) making payments to persons who provide support services in connection with the distribution of a Fund's shares and servicing of a Fund's shareholders, including, but not limited to, personnel of Advisor, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Corporation's transfer agency or other servicing arrangements; (c) making payments pursuant to the form of Distribution Agreement attached hereto as an exhibit; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; (f) preparing, printing and distributing sales literature pertaining to the Fund; and (g) obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Corporation may, from time to time, deem advisable. Such services and activities shall be deemed to be covered by this Plan whether performed directly by the Advisor or by a third party.

                  3. Written Reports. Advisor shall furnish to the Board of Directors of the Corporation, for its review, on a quarterly basis, a written report of the monies paid to it under the Plan with respect to each Fund, and shall furnish the Board of Directors of the Corporation with such other information as the Board of Directors may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued as to each Fund.

                  4. Termination. The Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding voting securities of a Fund, and any Distribution

Agreement under the Plan may be likewise terminated on not more than sixty (60) days' written notice. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward Distribution Expenses.

                  5. Amendments. The Plan and any Distribution Agreement may not be amended to increase materially the amount to be spent for distribution and servicing of Fund shares pursuant to Section 1 hereof without approval by a majority of the outstanding voting securities of a Fund. All material amendments to the Plan and any Distribution Agreement entered into with third parties shall be approved by the independent Directors cast in person at a meeting called for the purpose of voting on any such amendment. The Advisor may assign its responsibilities and liabilities under the Plan to another party who agrees to act as "distribution coordinator" for the Corporation with the consent of a majority of the independent Directors.

                  6. Selection of Independent Directors. So long as the Plan is in effect, the selection and nomination of the Corporation's independent Directors shall be committed to the discretion of such independent Board of Directors.

                  7. Effective Date of Plan. The Plan shall take effect at such time as it has received requisite Director and shareholder approval and, unless sooner terminated, shall continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Directors of the Corporation, including the independent Directors, cast in person at a meeting called for the purpose of voting on such continuance.

                  8. Preservation of Materials. The Corporation will preserve copies of the Plan, any agreements relating to the Plan and any report made pursuant to Section 5 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

                  9. Meanings of Certain Terms. As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the Act and the rules and regulations under the Act, subject to any exemption that may be granted to the Corporation under the Act by the Securities and Exchange Commission.

                  This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Corporation and Advisor, as distribution coordinator, as evidenced by their execution hereof, as of this ____ day of November 1997.

                           FREMONT MUTUAL FUNDS, INC.


                           By: _________________________________________________

                           Title: ______________________________________________



                          FREMONT INVESTMENT ADVISORS, INC.
                          as Distribution Coordinator


                          By: __________________________________________________

                          Title: _______________________________________________

                           FREMONT MUTUAL FUNDS, INC.

                              --------------------

                        EXHIBIT A TO SHARE MARKETING PLAN





         The following Series of Fremont Mutual Funds, Inc. have adopted the Share Marketing Plan:



                    Fund                                Date Adopted
                    ----                                ------------

        Fremont U.S. Small Cap Fund                  September 24, 1997

       Fremont Emerging Markets Fund                  __________, 1998

     Fremont International Growth Fund                __________, 1998

                           FREMONT MUTUAL FUNDS, INC.

                            Share Marketing Agreement

                                                                    EXHIBIT ONLY




-----------------------------------

-----------------------------------

-----------------------------------

-----------------------------------



Ladies and Gentlemen:

                  This Share Marketing Agreement has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Company Act"), by Fremont Mutual Funds, Inc., a Maryland business corporation (the "Corporation"), on behalf of various series of the Corporation (each series, a "Fund"), as governed by the terms of a Share Marketing Plan (Rule 12b-1 Plan) (the "Plan").

                  The Plan has been approved by a majority of the Directors who are not interested persons of the Corporation or the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "independent Directors"), cast in person at a meeting called for the purpose of voting on such Plan. Such approval included a determination that in the exercise of the reasonable business judgment of the Board of Directors and in light of the Directors' fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

                  1. To the extent you provide eligible shareholder services of the type identified in the Plan to the Funds identified in the attached Schedule (the "Schedule"), we shall pay you a monthly fee based on the average net asset value of Fund shares during any month which are attributable to customers of your firm, at the rate set forth on the Schedule.

                  2. In no event may the aggregate annual fee paid to you pursuant to the Schedule exceed ____ percent of the value of the net assets of each Fund held in your customers' accounts which are eligible for payment pursuant to this Agreement (determined in the same manner as the Fund uses to compute its net assets as set forth in its then effective Prospectus), without approval by a majority of the outstanding shares of each Fund.

                  3. You shall furnish us and the Corporation with such information as shall reasonably be requested by the Corporation's Board of Directors with respect to the services performed by you and the fees paid to you pursuant to the Schedule.

                  4. We shall furnish to the Board of Directors of the Corporation, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us with respect to each Fund and the purposes for which such expenditures were made.

                  5. You agree to make shares of the Funds available only (a) to your customers or entities that you service at the net asset value per share next determined after receipt of the relevant purchase instruction or (b) to each such Fund itself at the redemption price for shares, as described in each Fund's then-effective Prospectus.

                  6. No person is authorized to make any representations concerning a Fund or shares of a Fund except those contained in each Fund's then-effective Prospectus or Statement of Additional Information and any such information as may be released by a Fund as information supplemental to such Prospectus or Statement of Additional Information.

                  7. Additional copies of each such Prospectus or Statement of Additional Information and any printed information issued as supplemental to each such Prospectus or Statement of Additional Information will be supplied by each Fund to you in reasonable quantities upon request.

                  8. In no transaction shall you have any authority whatever to act as agent of the Funds and nothing in this Agreement shall constitute you or the Fund the agent of the other. You are not authorized to act as an underwriter of shares of the Funds or as a dealer in shares of the Funds.

                  9. All communications to the Funds shall be sent to: Ms. Tina Thomas, Fremont Investment Advisors, Inc., 333 market Street, Suite 2600, San Francisco, California, 94105. Any notice to you shall be duly given if mailed or telegraphed to you at your address as indicated in this Agreement.

                  10. This Agreement may be terminated by us or by you, by the vote of a majority of the Directors of the Corporation who are independent
Directors, or by a vote of a majority of the outstanding shares of a Fund, on sixty (60) days' written notice, all without payment of any penalty.

It shall also be terminated automatically by any act that terminates the Plan.

                  11. The provisions of the Plan between the Corporation and us, insofar as they relate to you, are incorporated herein by reference.

                  This Agreement shall take effect on the date indicated below, and the terms and provisions thereof are hereby accepted and agreed to by us as evidenced by our execution hereof.



                            Fremont Investment Advisors, Inc.
                            Distribution Coordinator

                            By:         EXHIBIT ONLY
                               ------------------------------------
                                      Authorized Officer



                           Dated:
                                 ----------------------------------


Agreed and Accepted:



----------------------------------------
               (Name)


By:
    -------------------------------------
         (Authorized Officer)

                           FREMONT MUTUAL FUNDS, INC.

                          ---------------------------

                      SCHEDULE TO SHARE MARKETING AGREEMENT

                         BETWEEN _____________________.
                                       AND
                        FREMONT INVESTMENT ADVISORS, INC.
                           as distribution coordinator




                  Pursuant to the provisions of the Share Marketing Agreement between the above parties with respect to Fremont Investment Advisors, Inc. as Distribution Coordinator, shall pay a monthly fee to the above-named party based on the average net asset value of shares of each Fund during the previous calendar month the sales of which are attributable to the above-named party, as follows:



                       Fund                                  Fee
                       ----                                  ---

                                      PROXY

                          Fremont Emerging Markets Fund

                         SPECIAL MEETING OF SHAREHOLDERS
                                February 27, 1998

                             SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                           FREMONT MUTUAL FUNDS, INC.

         The undersigned hereby appoints Michael H. Kosich and Tina Thomas, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Fremont Emerging Markets Fund (the "Fund"), a series of Fremont Mutual Funds, Inc. (the "Company"), to be held on February 27, 1998 at the offices of Fremont Mutual Funds, Inc., 333 Market Street, 26th Floor, San Francisco, California, 94105, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 15, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 15, 1998. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1.  Approval of the Amended Plan of Distribution:

         FOR [  ]                  AGAINST [  ]               ABSTAIN [  ]


Dated:  ______________, 1998

                                   -----------------------------------
                                   Signature


                                   -----------------------------------
                                   Title (if applicable)


                                   -----------------------------------
                                   Signature (if held jointly)


                                   -----------------------------------
                                   Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                       1